                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                   FORM 8-K
                                CURRENT REPORT
    PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of Earliest Event Reported) April 27, 2001
                                                         --------------



                   Registrant, State of Incorporation, Address of
Commission File    Principal Executive Offices and Telephone         I.R.S. employer
Number             Number                                            Identification Number

1-8788             SIERRA PACIFIC RESOURCES                          88-0198358
                   P.O. Box 10100
                   (6100 Neil Road)
                   Reno, Nevada 89520-0400 (89511)
                   (775) 834-4011

1-4698             NEVADA POWER COMPANY                              88-0045330
                   6226 West Sahara Avenue
                   Las Vegas, Nevada 89146
                   (702) 367-5000

0-508              SIERRA PACIFIC POWER COMPANY                      88-0044418
                   P.O. Box 10100
                   (6100 Neil Road)
                   Reno, Nevada 89520-0400 (89511)
                   (775) 834-4011


                                     None
--------------------------------------------------------------------------------
(Former name, former address and former fiscal year, if changed since last report)

Item 5.  Other Events
---------------------

On April 26, 2001, Sierra Pacific Resources (the parent corporation of Nevada Power Company and Sierra Pacific Power Company) issued a press release announcing that Sierra Pacific Resources and Enron Corp have mutually agreed to terminate their purchase and sale agreement for Enron's wholly owned electric utility subsidiary, Portland General Electric.

     A copy of the press release, dated April 26, 2001, is attached as Exhibits
99.1 hereto.


Item 7. Financial Statements and Exhibits
-----------------------------------------


        (a)  Financial Statements of Businesses Acquired.
             -------------------------------------------

             Not required

        (b)  Pro forma financial information.
             -------------------------------

             Not required

        (c)  Exhibits.
             --------

             99.1 Sierra Pacific Resources- Press Release issued April 26, 2001

                                   Signature


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                              Sierra Pacific Resources
                                              ------------------------
                                                    (Registrant)

Date:        April 27, 2001        By:         /s/ Mark A. Ruelle
             --------------           ----------------------------------
                                                 Mark A. Ruelle
                                             Senior Vice President
                                                   Treasurer
                                            Chief Financial Officer
                                         (Principal Financial Officer)



                                              Nevada Power Company
                                              --------------------
                                                   (Registrant)

Date:        April 27, 2001        By:        /s/ Mark A. Ruelle
             --------------           -----------------------------------
                                                 Mark A. Ruelle
                                             Senior Vice President
                                                   Treasurer
                                            Chief Financial Officer
                                         (Principal Financial Officer)


                                              Sierra Pacific Power Company
                                              ----------------------------
                                                       (Registrant)

Date:        April 27, 2001        By:      /s/ Mark A. Ruelle
             --------------           -----------------------------------
                                                 Mark A. Ruelle
                                            Senior Vice President
                                                  Treasurer
                                            Chief Financial Officer
                                         (Principal Financial Officer)

                                  Exhibit Index
                                  -------------

Exhibit 99.1

     Sierra Pacific Resources- Press Release issued April 26, 2001.